EXHIBIT 99.1

Liquid Holdings Group Requests Hearing Before Nasdaq Listing Qualifications Panel

HOBOKEN, N.J., Sept. 29, 2015 (GLOBE NEWSWIRE) -- Liquid Holdings Group, Inc. (NASDAQ:LIQD), a SaaS provider of investment management solutions for the buy side, announced today that the Company has requested a hearing before the NASDAQ Listing Qualifications Panel (the "Panel") to address the September 21, 2015 determination of the NASDAQ Listing Qualifications Staff (the "Staff") to delist the Company's securities based upon the Company's continued non-compliance with NASDAQ's requirement to timely file periodic reports with the SEC. The Company's request for a hearing before the Panel automatically stayed the suspension of trading in the Company's securities on NASDAQ through October 13, 2015, by which date the Panel will notify the Company if the Company's request for a further stay of suspension beyond October 13, 2015 has been granted pending the ultimate conclusion of the hearing process.

If the stay is granted by the Panel, the Company's common shares will remain listed on NASDAQ pending the hearing and the expiration of an extension, if any, granted by the Panel following the hearing. If a further stay is not granted, trading in the Company's securities would be suspended on NASDAQ pending the conclusion of the hearing process, although the Company believes its securities would be eligible to trade in the OTC Markets' OTC Pink "Limited Information" tier during that time. Whether or not a further extension is granted by the Panel, there can be no assurance that the Panel will ultimately grant the Company's request for continued listing on NASDAQ.

About Liquid Holdings Group

Liquid Holdings Group, Inc. (NASDAQ:LIQD) is a SaaS provider of investment management solutions to the buy side. The Liquid platform combines multi-asset order, execution and risk management with shadow NAV and investor reporting capabilities. Liquid goes a step further, backing its mission-critical front-office capabilities with managed services to transform manually intensive middle-office processes into an automated, seamless experience. The Company offers the Liquid platform or any of its components on a subscription basis to hedge fund managers, asset managers, family offices and financial institutions worldwide.

Liquid was named Best EMS and Best New Cloud Application by HFM, 2014 Best Global Risk Management Software Company and Best USA Global Risk Management Software Company by the readers of Hedgeweek, as well as 2014 Best Cloud Provider and Best Fin Tech Operations Startup by FTF News.

Headquartered in Hoboken, New Jersey, Liquid Holdings Group was formed in 2012. For more information, please visit www.liquidholdings.com.

Cautionary Statement Concerning Forward Looking Statements

This release contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. These statements include, among others, statements relating to the delisting of our common stock from NASDAQ. These statements are based on our beliefs and assumptions, which in turn are based on currently available information. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond our ability to control or predict and you should be aware that the occurrence of certain events, including those referenced in the sections titled "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2013, our subsequent Quarterly Reports on Form 10-Q or other filings with the SEC, could harm our business, prospects, results of operations, liquidity and financial condition, could cause our stock price to decline significantly or could require us to scale back or cease operations. Except as required by applicable law, we are under no obligation to publicly update or revise any forward-looking statements.

CONTACT: Contact for Investor Relations:
         Monica Gould
         The Blueshirt Group
         +1 212 871-3927
         monica@blueshirtgroup.com

         Contact for Media Relations:
         Jon Schubin
         Cognito
         +1 646 395-6300
         Liquid@cognitomedia.com